[GRAPHIC OMITTED]

Scudder
Global High
Income Fund, Inc.

Semiannual Report
April 30, 1999








A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High
Income Fund, Inc.
================================================================================

Investment objectives and policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income securities

Investment characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information
===================================

Executive offices

    Scudder Global High Income Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

    For account information:  1-800-426-5523
    EquiServe
    Investor Relations Department
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Willkie Farr & Gallagher

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- LBF

Contents
===================================

In Brief ..............................................    3
Letter to Shareholders ................................    3
Investment Summary ....................................    6
Portfolio Summary .....................................    7
Investment Portfolio ..................................    8
Financial Statements ..................................   11
Financial Highlights ..................................   15
Notes to Financial Statements .........................   16
Report of Independent Accountants .....................   19
Dividend Reinvestment and
   Cash Purchase Plan .................................   20
Investment Manager ....................................   22
Stockholder Meeting Results ...........................   23
Directors and Officers ...........................Back cover


Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times




--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
In Brief
================================================================================

o Scudder Global High Income Fund's return based on net asset value for the six-month period ended April 30, 1999, was 17.03%, outpacing the 15.89% return of the J.P. Morgan Emerging Markets Bond Index Plus over the same period. The Fund's return based on its market price was -13.45%.

o In the aftermath of the Russian and Brazilian currency devaluations, emerging market bonds have recovered strongly, and their yield spreads over U.S. Treasuries contracted to less than 9 percentage points from as many as 18 percentage points during the peak of the Russian crisis.

o After underweighting much of Latin America in advance of Brazil's devaluation, the Fund increased its holdings in Brazil and Venezuela in March to take advantage of attractive value and increasingly favorable economic fundamentals.

Letter to Shareholders
================================================================================

Dear Shareholders,

For the six months ended April 30, 1999, a period when emerging market bonds rebounded strongly, Scudder Global High Income Fund posted a 17.03% total return based on net asset value, higher than the 15.89% return of the J.P. Morgan Emerging Markets Bond Index Plus. The Fund closed its semiannual period with a net asset value ("NAV") of $6.02, up from $5.45 on October 31, 1998. During the period the Fund paid $0.30 per share in income distributions.

During the six-month period ended April 30, 1999, the Fund's share price on the New York Stock Exchange declined from $6.875 to $5.625, for a total return based on market price of -13.45%. The $5.625 price of the shares on April 30, 1999, represented a 7% discount to the Fund's NAV.

Spreads between emerging market bonds and long-term Treasuries, as wide as 18 percentage points during the peak of the Russian devaluation crisis, narrowed to just under 9 percentage points as of the close of the period, a remarkable recovery. We anticipate further tightening (and therefore improvement in emerging market bond performance) as we believe the market has discounted future economic growth in Latin America too deeply.

Following Brazil's Devaluation, A Market Recovery

In late December and early January, investor pressure on Brazil's currency began to build amid concerns over the government's deficit spending, continued capital flight, and the resignation of Brazil's central bank president, Gustavo Franco. Investors were also clearly concerned about parallels to the Russian crisis last summer, though the lack of leverage in the market during the Brazilian crisis made the latter situation much less destabilizing. In addition, compared with Russia, Brazil had three times more currency reserves to draw on during the peak of its crisis.

On January 13, the Brazilian government announced a de facto devaluation of the real, where the band within which the real was to trade was eliminated and allowed to float freely. But since the devaluation had already been priced into Brazilian bonds, the market immediately staged a strong rebound on the news and then paused for further developments. Importantly, the Brazilian government acted quickly to shore up support at the International Monetary Fund (IMF) and the World Bank, appointed a new central bank governor, and adopted disciplined fiscal and monetary policy stances. The market responded skeptically at first, but a rally took hold in March and pulled up the rest of the emerging market bond universe with it. After

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

underweighting Brazil through much of the period, in March we added to our position there in view of the country's more positive economic statistics, currency stabilization, and attractive value.

In Mexico, the peso was negatively affected by instability in Brazil for a time, but Mexico was able to stand apart from the rest of Latin America, in large measure due to its strong ties to U.S. economic growth and a flexible exchange rate policy. Mexico also benefited from farsighted economic policy related to oil prices: When depressed oil prices were projected, the country had undertaken a series of extensive fiscal cuts to compensate for depressed oil revenues. Now that oil prices have rebounded, Mexico's position is greatly strengthened. The Fund maintained an overweight position in Mexico at the close of the period.

The Fund also increased its position in Venezuela to a market weighting of 9% at the close of the period. Venezuela is most directly impacted by oil prices. With the upswing in world oil prices, the financial position of the country has been greatly enhanced. In light of increased oil prices and market-oriented reforms enacted by President Chavez, Venezuela has performed extremely well in recent months.

Eastern Europe

Bulgaria has been hurt by the Kosovo conflict. The country's economy endured several setbacks, including the disruption of trade, the infusion of war refugees, and the negative impact of a reduction in tourism on the country's gross domestic product. We believe, however, that Bulgaria's fundamental economic program is still sound, and after reducing our position in Bulgaria significantly, we are beginning to add to it again. The Fund held a modest position in Russian principal loans at the start of the period, and we are monitoring political and economic developments in the country closely. A final agreement with the IMF will be a key factor affecting the medium-term outlook.

Asia's Rebound

Further economic recovery in Asia is another positive factor for emerging countries, particularly if greater Asian demand provides much-needed support for depressed commodity prices. Meanwhile, strong consumer demand in the United States has provided vital support for export-oriented Asian economies. Though Japan's fundamentals remain poor, the yen has stabilized. China continues to refrain from devaluing the renminbi. As we reduced the Fund's position in Brazil in anticipation of the exchange rate adjustment, we increased the Fund's holdings in the Philippines and benefited from the February upgrade.

Fund Distributions

Scudder Global High Income Fund reduced the amount of its regular quarterly distribution in January and in April. As the Fund repositioned into higher credit quality holdings, some of the higher yielding securities such as Russian and Brazilian assets were sold. Although the Fund benefited from a less risky portfolio, its yield declined as the higher risk securities were sold. We believe the Fund's current distribution level better reflects current market yields and the income potential of the Fund's holdings.

Year 2000 Issue

Like other registered investment companies and business organizations worldwide, the Fund could be adversely affected if computer systems upon which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on or after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser commenced a review of the Year 2000 Issue and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Outlook

Our outlook is positive, in light of strengthening currencies, declining local emerging market interest rates, and rebounding commodity prices. The U.S. economy continues to display economic growth with little evidence of inflation. Coupled with a strong U.S. equity market, this growth is lending support to other economies around the world. The main risk to the market is any evidence suggesting increased U.S. inflation, which would put pressure on U.S. financial markets.

Investors in credit products have shown resiliency, and are regaining their appetite for risk in the increasingly favorable global environment. This has been evident, specifically in the Latin American countries -- Brazil, Colombia, Mexico, and Argentina -- as these countries have successfully offered bonds in recent months. Global liquidity has accommodated the external financing requirements for emerging market countries.

Fundamentals, especially in Latin America and Asia, are also increasingly favorable: In Latin America, currency volatility has returned to pre-crisis levels, and Brazil has been able to embark on a series of interest rate reductions. Many Latin American countries have revised their economic forecasts from recession to flat or slightly positive growth. And though in the United States the Fed has shifted to a less accommodative stance, global liquidity and capital flows have remained ample. While we are mindful of the risks, we believe the global economic environment favors continued recovery for most developing countries. This could lead to lower risk premiums on emerging market debt and further tightening of yield spreads between emerging market bonds and U.S. Treasury bonds over the coming months. Over the coming months, we will continue to search for opportunities to provide high current income and long-term capital appreciation to our shareholders.

We are pleased that you are an investor in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,


/s/Juris Padegs
Juris Padegs
President and
Chairman of the Board

Scudder Global High Income Fund, Inc.
Investment Summary as of April 30, 1999
--------------------------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   21.61        --      16.40          --        16.57       --
ONE YEAR         -54.82    -54.82     -50.35      -50.35        -8.84    -8.84
THREE YEAR       -26.20     -9.63     -21.69       -7.83        38.05    11.35
FIVE YEAR        -10.38     -2.17       1.81        0.36       101.14    14.99
LIFE OF FUND*      0.55      0.08      16.91        2.34       117.89    12.23

--------------------------------------------------------------------------------
Per Share Information and Returns

Yearly periods ended April 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                      1993*    1994     1995     1996     1997     1998    1999
                     -----------------------------------------------------------
NET ASSET VALUE...   $14.05   $13.21   $10.65   $13.26   $16.07   $13.96  $ 6.02
INCOME DIVIDENDS..   $  .87   $ 1.53   $ 1.53   $ 1.50   $ 1.50   $ 1.50  $ 1.05
CAPITAL GAINS
DISTRIBUTIONS.....   $  .08   $  .34   $  .15   $   --      .80   $ 2.12  $   --
TOTAL RETURN (a)..     8.27     6.06    -7.56    40.65    41.83    11.20  -50.35

(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.

*    The Fund  commenced  operations on July 31, 1992.

     On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund.

Past results are not necessarily indicative of future performance of the Fund.

Scudder Global High Income Fund, Inc.
Portfolio Summary as of April 30, 1999
--------------------------------------------------------------------------------

Investment Allocation (Excludes 1% Cash Equivalents)

     Sovereign Bonds (1)              100%
                                      ====

(1) Includes 60% investments in Brady Bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------

Interest Rate Sensitivity (Excludes 1% Cash Equivalents)

     Fixed Rate Bonds                   53%
     Floating Rate Bonds                47%
                                      -----
                                       100%
                                      =====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------

GEOGRAPHICAL (Excludes 1% Cash Equivalents)

     Brazil                             27%
     Mexico                             23%
     Argentina                          13%
     Venezuela                           9%
     Panama                              5%
     Peru                                4%
     Jamaica                             3%
     Bulgaria                            3%
     Philippines                         3%
     Other                              10%
                                      -----
                                       100%
                                      =====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Scudder Global High Income Fund, Inc.
Investment Portfolio as of April 30, 1999
================================================================================================================================
                                                                                              Principal      Market
                                                                                           Amount ($) (c)   Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 4/30/1999 at 4.87%, to be repurchased at $833,338 on 5/3/1999, collateralized by a $840,000 U.S. Treasury
  Note, 3.625%, 1/15/2008 (Cost $833,000) ..............................................         833,000       833,000
                                                                                                            ------------
--------------------------------------------------------------------------------------------------------------------------------

Bonds -- 98.8%

Argentina 13.1%

Argentine Republic, 11%, 12/4/2005 (b) .................................................       1,000,000       995,000
Argentine Republic, 9.75%, 9/19/2027 (b) ...............................................         500,000       437,500
Argentine Republic, Collateralized Discount Floating Rate Bond, Series L, 6.063%,
  3/31/2023 ............................................................................       2,450,000     1,846,688
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.75% 3/31/2023 .       3,250,000     2,309,531
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (5.9375%),
  3/31/2005 (b) ........................................................................       2,748,150     2,445,854
Argentine Republic, Global Bond, 11.375%, 1/30/2017 ....................................       1,500,000     1,496,250
                                                                                                            ------------
                                                                                                             9,530,823
                                                                                                            ------------

Brazil 27.0%

Republic of Brazil, 11.625%, 4/15/2004 .................................................         750,000       729,375
Federative Republic of Brazil C Bond, 4.50% with 3.50% Interest Capitalization, 8%
  4/15/2014 ............................................................................       8,128,141     5,640,923
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond, LIBOR
  plus .8125% (5.8750%), 4/15/2024 .....................................................       5,770,000     3,837,050
Federative Republic of Brazil, Debt Conversion Bond, Floating Rate Bond, Series L,
  LIBOR plus .875% (5.9375%), 4/15/2012 ................................................       3,925,000     2,492,375
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125%
  (5.875%), 4/15/2006 (b) ..............................................................       3,633,750     2,900,187
Federative Republic of Brazil Global Bond, 10.125%, 5/15/2027 (b) ......................       2,575,000     2,050,344
Federative Republic of Brazil, IDU Floating Rate Bond, LIBOR plus .8125% (6.0625%),
  1/1/2001 .............................................................................         664,200       631,405
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus .875%
  (5.9375%), 4/15/2009 .................................................................       1,850,000     1,322,750
                                                                                                            ------------
                                                                                                            19,604,409
                                                                                                            ------------

Bulgaria 2.9%

Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR plus .8125%
  (5.8750%), 7/28/2024 .................................................................       2,220,000     1,523,475
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (5.8750%), 7/28/2011 (b)          825,000       557,906
                                                                                                            ------------
                                                                                                             2,081,381
                                                                                                            ------------






    The accompanying notes are an integral part of the financial statements.


                                       8


Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================================================================

                                                                                              Principal      Market
                                                                                              Amount ($)(c) Value (U.S.$)
--------------------------------------------------------------------------------------------------------------------------------

Colombia 2.0%

Republic of Columbia, 10.875%, 3/9/2004 ................................................         230,000       242,171
Republic of Colombia, 7.625%, 2/15/2007 ................................................         630,000       547,313
Republic of Columbia, 8.625%, 4/1/2008 .................................................         680,000       617,950
                                                                                                            ------------
                                                                                                             1,407,434
                                                                                                            ------------

Ecuador 2.2%

Republic of Ecuador, Collateralized Global Par Bond, Step-up Coupon, 4%, 2/28/2025 .....       1,530,000       648,338
Republic of Ecuador, Past Due Interest Bond, 3.25% with 2.75% capitalization, 6%,
  2/27/2015 ............................................................................       2,295,403       964,070
                                                                                                            ------------
                                                                                                             1,612,408
                                                                                                            ------------
Ivory Coast 0.4%

Republic of the Ivory Coast, Floating Rate Interest Reduction Bond, Step-up Coupon, 2%,
  3/29/2018 ............................................................................       1,050,000       267,750
                                                                                                            ------------

Jamaica 3.3%
Government of Jamaica, 10.875%, 6/10/2005 ..............................................       2,675,000     2,407,500
                                                                                                            ------------

Mexico 22.5%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 ..............................................       1,000,000       937,500
United Mexican States, 9.875%, 1/15/2007 (b) ...........................................       4,070,000     4,278,588
United Mexican States, 10.375%, 2/17/2009 ..............................................         865,000       927,713
United Mexican States, 11.5%, 5/15/2026 (b) ............................................         660,000       785,070
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed Value
  Recovery Rights), Series A, 6.25%, 12/31/2019 ........................................         425,000       337,365
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed Value
  Recovery Rights), Series B, LIBOR plus .8125% (6.038%), 12/31/2019 ...................         500,000       431,563
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed Value
  Recovery Rights), Series C, LIBOR plus .8125% (6.2009%), 12/31/2019 ..................       1,500,000     1,294,688
United Mexican States, Floating Rate Discount Bond (Detachable Oil Priced Indexed Value
  Recovery Rights), Series D, LIBOR plus .8125% (6.0975%), 12/31/2019 ..................       5,500,000     4,747,188
United Mexican States, Global Bond, 11.375%, 9/15/2016 (b) .............................       2,250,000     2,581,875
                                                                                                            ------------
                                                                                                            16,321,550
                                                                                                            ------------

Morocco 2.5%

Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating
  Rate Bond, LIBOR plus .8125% (6.0625%), 1/1/2009 .....................................       2,225,000     1,821,719
                                                                                                            ------------

Panama 5.4%

Republic of Panama, 8.875%, 9/30/2027 ..................................................       3,170,000     2,999,613
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4%, 7/17/2014 .............       1,175,000       922,375
                                                                                                            ------------
                                                                                                             3,921,988
                                                                                                            ------------






    The accompanying notes are an integral part of the financial statements.


                                       9


Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================================================================

                                                                                              Principal        Market
                                                                                              Amount ($)(c)  Value (U.S.$)
--------------------------------------------------------------------------------------------------------------------------------

Peru 4.0%

Republic of Peru, Floating Rate Interest Reduction Bond, 3.25%, 3/7/2017 ...............       3,940,000     2,435,413
Republic of Peru, Past Due Interest Bond, 4.5%, 3/7/2017 ...............................         725,000       489,375
                                                                                                            ------------
                                                                                                            2,924,788
                                                                                                            ------------

Philippines 2.5%

Republic of the Philippines, 8.875%, 4/15/2008 (b) .....................................       1,810,000     1,841,675
                                                                                                            ------------

Poland 0.3%

Republic of Poland, Past Due Interest Bond, Step-Up Coupon, 5%, 10/27/2014 .............         250,000       231,250
                                                                                                            ------------

Russia 2.1%

Russian Federation Principal Loan, Floating Rate Bond, LIBOR plus .8125% (5.9688%),
  12/15/2020* (d) ......................................................................      20,965,000     1,519,963
                                                                                                            ------------

Venezuela 8.6%

Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR
  plus .875% (5.9375%), 12/18/2007 (b) .................................................       6,857,120     5,537,124
Republic of Venezuela, Global Bond, 9.25%, 9/15/2027 ...................................       1,000,000       725,000
                                                                                                            ------------
                                                                                                             6,262,124
                                                                                                            ------------

Total Bonds (Cost $67,255,175)                                                                              71,756,762
                                                                                                            ------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $68,088,175) (a)                                                  72,589,762
                                                                                                            ============
--------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost of the investment portfolio for federal income tax purposes was $78,031,696. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $5,441,934. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,768,215 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,210,149.
  (b) At April 30, 1999 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.
  (c) Principal amounts are stated in U.S. dollars unless otherwise noted.
  (d) On December 2, 1998 the Fund wrote down interest receivable of approximately $370,000 and stopped accruing income from the Russian Federation Principal Loan. At April 30, 1999, the bond is in default.






    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 as of April 30, 1999
--------------------------------------------------------------------------------------------------------------------------------

 ASSETS

 Investments, at market (identified cost $68,088,175) ..................................          $     72,589,762
 Cash ..................................................................................                    40,724
 Receivable for investments sold .......................................................                 6,769,505
 Interest receivable ...................................................................                 1,479,501
 Other assets ..........................................................................                     1,467
                                                                                                 -----------------
 Total assets ..........................................................................                80,880,959

 LIABILITIES

 Reverse repurchase agreements .........................................................                16,084,745
 Interest payable for reverse repurchase agreements ....................................                    29,203
 Payable for investments purchased .....................................................                 5,255,881
 Accrued management fee ................................................................                    55,994
 Other payables and accrued expenses ...................................................                   153,887
                                                                                                 -----------------
 Total liabilities .....................................................................                21,579,710
                                                                                                 -----------------
 Net assets, at market value ...........................................................          $     59,301,249
                                                                                                 =================
 NET ASSETS

 Net assets consist of:
 Accumulated distributions in excess of net investment income ..........................                  (519,753)
 Net unrealized appreciation (depreciation) on investments .............................                 4,501,587
 Accumulated net realized gain (loss) ..................................................               (75,764,450)
 Paid-in capital .......................................................................               131,083,865
                                                                                                 -----------------
 Net assets, at market value ...........................................................          $     59,301,249
  Net asset value per share ($59,301,249 / 9,843,260 shares of common stock                       ================
     outstanding, $.01 par value, 100,000,000 shares authorized) .......................                     $6.02
                                                                                                             =====







    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------------------------------------------------------


                                       11


Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
 Statement of Operations
 Six Months Ended April 30, 1999
--------------------------------------------------------------------------------------------------------------------------------

 Investment Income

 Interest ..............................................................................          $      3,040,441
                                                                                                  ----------------

 Expenses:
 Management fee ........................................................................                   327,943
 Directors' fees and expenses ..........................................................                    25,609
 Custodian and accounting fees .........................................................                    90,999
 Reports to shareholders ...............................................................                    38,571
 Auditing ..............................................................................                    37,963
 Legal .................................................................................                    11,256
 Services to shareholders ..............................................................                    19,396
 Interest ..............................................................................                    53,028
 Other .................................................................................                    10,215
                                                                                                 -----------------
                                                                                                           614,980
                                                                                                 -----------------
 Net investment income .................................................................                 2,425,461
                                                                                                 -----------------
 Net realized and unrealized gain (loss) on investment transactions

 Net realized gain (loss) from:
 Investments ...........................................................................                (7,180,904)
 Foreign currency related transactions .................................................                      (277)
                                                                                                 -----------------
                                                                                                        (7,181,181)
                                                                                                 -----------------
 Net unrealized appreciation (depreciation) on:
 Investments ...........................................................................                13,363,831
 Foreign currency related transactions .................................................                    (1,554)
                                                                                                 -----------------
                                                                                                        13,362,277
                                                                                                 -----------------
 Net gain (loss) on investment transactions ............................................                 6,181,096
                                                                                                 -----------------
 Net increase (decrease) in net assets resulting from operations .......................          $      8,606,557
                                                                                                  ================






    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------------------------------------------------------


                                       12


Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------------------------

                                                                                Six Months            Year Ended
                                                                                  Ended               October 31,
 Increase (Decrease) in Net Assets                                            April 30, 1999             1998
-----------------------------------------------------------------------------------------------------------------------
 Operations:
 Net investment income ................................................      $      2,425,461      $     12,629,097
 Net realized gain (loss) from investment transactions ................            (7,181,181)          (68,733,742)
 Net unrealized appreciation (depreciation) on investment transactions.            13,362,277            (4,023,556)
    during the period                                                       -----------------     -----------------
 Net increase (decrease) in net assets resulting from operations ......             8,606,557           (60,128,201)
                                                                            -----------------     -----------------
 Distributions to shareholders from:
 Net investment income ................................................            (2,945,214)          (12,088,724)
                                                                            -----------------     -----------------
 Tax return of capital ................................................                    --            (2,539,510)
                                                                            -----------------     -----------------
 Fund share transactions:
 Proceeds from shares issued in the acquisition of Scudder World
    Income Opportunities Fund, Inc. ...................................                    --            45,594,929
 Reinvestment of distributions ........................................               186,412             1,893,156
                                                                            -----------------     -----------------
 Net increase (decrease) in net assets from Fund share transactions ...               186,412            47,488,085
                                                                            -----------------     -----------------
 Increase (decrease) in net assets ....................................             5,847,755           (27,268,350)

 Net assets at beginning of period ....................................            53,453,494            80,721,844
 Net assets at end of period (including accumulated distributions in        -----------------     -----------------
    excess of net investment income of $519,753 at April 30, 1999) ....     $      59,301,249      $     53,453,494
                                                                            =================      ================

 Other Information

 Increase (decrease) in Fund Shares

 Shares outstanding at beginning of period ............................             9,807,807             6,155,449
                                                                            -----------------     -----------------
 Shares issued in the acquisition of Scudder World Income
    Opportunities Fund, Inc. ..........................................                    --             3,496,614
 Shares issued to shareholders in reinvestment of distributions .......                35,453               155,744
                                                                            -----------------     -----------------
 Net increase (decrease) in Fund Shares ...............................                35,453             3,652,358
                                                                            -----------------     -----------------
 Shares outstanding at end of period ..................................             9,843,260             9,807,807
                                                                            =================     =================






    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------


                                       13

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
 Statement of Cash Flows
 Six Months Ended April 30, 1999
--------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:

 Investment income received ............................................................          $      2,728,929
 Payment of expenses ...................................................................                  (837,060)
 Proceeds from sales and maturities of investments .....................................                78,099,966
 Purchases of investments ..............................................................               (76,542,701)
 Net maturities of short-term investments ..............................................                 7,305,714
                                                                                                 -----------------
 Cash provided by operating activities .................................................                10,754,848
                                                                                                 -----------------
 Cash flows from financing activities:

 Net increase (decrease) in reverse repurchase agreements ..............................                (7,933,771)
 Distributions paid (net of reinvestment of dividends) .................................                (2,758,802)
 Cash paid to custodian for borrowings .................................................                   (21,551)
                                                                                                 -----------------
 Cash used by financing activities .....................................................               (10,714,124)
                                                                                                 -----------------
 Increase (decrease) in cash ...........................................................                    40,724
 Cash at beginning of period ...........................................................                         0
                                                                                                 -----------------
 Cash at end of period .................................................................          $         40,724
                                                                                                  ================
 Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities:

 Net increase (decrease) in net assets resulting from operations .......................                 8,606,557
 Net increase (decrease) in cost of investments ........................................                 8,536,668
 Net increase (decrease) in unrealized appreciation (depreciation) on investments ......               (13,363,831)
 (Increase) decrease in interest receivable ............................................                   460,503
 (Increase) decrease in receivable for investments sold ................................                 2,563,627
 (Increase) decrease in other assets ...................................................                   (20,607)
 Increase (decrease) in payable for investments purchased ..............................                 4,194,015
 Increase (decrease) in accrued expenses ...............................................                   (86,802)
 Increase (decrease) in interest payable ...............................................                  (135,282)
                                                                                                 -----------------
 Cash provided by operating activities .................................................          $     10,754,848
                                                                                                  ================






    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------


                                       14


Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------------------------------------------------------



                                                Six Months                      Years Ended October 31,
                                                  Ended        ---------------------------------------------------------
                                             April 30, 1999    1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net asset value, beginning of period .....      $  5.45       $ 13.11    $ 15.61     $ 11.20     $ 13.41    $ 16.22
                                                -------       -------    -------     -------     -------    -------
Net investment income ....................          .25          1.33       1.28        1.59        1.55       1.51
Net realized and unrealized gain (loss) on          .62        (7.49)        .64        4.32      (2.08)     (2.45)
   investment transactions                  -----------       ------     -------     -------     ------     ------
Total from investment operations ........           .87        (6.16)       1.92        5.91       (.53)      (.94)
                                            -----------       ------     -------     -------     ------     ------
Less distributions:
From net investment income ..............         (.30)        (1.24)     (1.50)      (1.50)      (1.30)     (1.51)
From net realized gains on investment ...            --            --     (2.92)          --       (.15)      (.33)
   transactions
In excess of net realized gains .........            --            --         --          --          --      (.03)
Tax return of capital ...................            --         (.26)         --          --       (.23)         --
                                            -----------       ------     -------     -------     -------    -------
Total distributions .....................         (.30)        (1.50)     (4.42)      (1.50)      (1.68)     (1.87)
                                            -----------       ------     -------     -------     -------    -------
Net asset value, end of period ..........       $  6.02       $  5.45    $ 13.11     $ 15.61     $ 11.20    $ 13.41
                                                =======       =======    =======     =======     =======    =======
Market value, end of period .............       $  5.63       $  6.88    $12.13(b)   $ 13.88     $ 12.13    $ 13.25
                                                =======       =======    ======      =======     =======    =======
Total Investment Return
Per share market value (%) ..............     (13.45)**       (36.19)      19.72       27.93        5.78     (3.52)
Per share net asset value (%) (c) .......       17.03**       (52.80)      14.03       55.81      (3.46)     (5.94)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..            59            53         81          95          67         79
Ratio of operating expenses (excluding ..         2.06*          1.60       1.85        1.79        1.96       1.83
   interest) to average net assets (%)
Ratio of operating expenses to average net        2.25*          2.67       2.36        3.28        3.66       3.41
   assets (%)
Ratio of net investment income to average.        8.87*         11.28       7.80       11.66       13.59      10.42
   net assets (%)
Portfolio turnover rate (%) .............        268.9*         323.7      362.3       322.3       365.9      161.1

(a)      Based on monthly average shares outstanding during each period.
(b)      Market value of $14.25 has been reduced to reflect a distribution of
         $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.
(c)      Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
*        Annualized
**       Not annualized

On November 14, 1997, the Fund adopted its current name and investment policies.
Prior to that date, the Fund was known as The Latin America Dollar Income Fund,
Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

--------------------------------------------------------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money Market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

         (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $59,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, whichever occurs first.

Distribution of Income and Gains. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at April 30, 1999. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the value of the securities the Fund is obligated to repurchase. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Other. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------
During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $80,747,882 and $75,536,339, respectively.

C. Related Parties
   ---------------
Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Adviser a monthly

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended April 30, 1999, the fee pursuant to such agreements amounted to $327,943, of which $55,994 is unpaid at April 30, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $25,609, of which $2,202 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $28,997, of which $10,177 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 1999.

D. Borrowings
-------------
The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At April 30, 1999, the Fund had outstanding reverse repurchase agreements as follows:

                                    Value of assets sold
                                      under agreement             Repurchase
                  Maturity             to repurchase              liability
               ----------------    -----------------------     -----------------
                   Demand             $   17,794,493             $   16,084,745

Securities subject to repurchase under reverse repurchase agreements are designated in the Investment Portfolio. The average weighted daily balance of reverse repurchase agreements outstanding during the period ended April 30, 1999 was $2,493,640. The weighted average interest rate was 4.20%.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

F. Acquisition of Assets
------------------------
On November 14, 1997, substantially all of the assets and liabilities of Scudder World Income Opportunities Fund, Inc. ("SWIOF") were acquired by the Fund in a non-taxable exchange of 3,496,614 shares of the Fund (valued at $45,594,929). The net assets of SWIOF acquired included unrealized depreciation of $2,809,625.

Scudder Global High Income Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 1999, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 11, 1999

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

         The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

         Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

         Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

         If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

         If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

         Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.


Participant Plan Accounts

         The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

         There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

         With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

         Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

         The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

         A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

         If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

         You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Scudder Global High Income Fund, Inc.
Investment Manager
================================================================================

         The investment manager of Scudder Global High Income Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

         The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

         In addition to the Fund, the Manager manages the assets of five other closed-end investment companies which invest primarily in foreign securities:
Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and The Argentina Fund, Inc.

Scudder Global High Income Fund
Stockholder Meeting Results
================================================================================


A Special Meeting of Stockholders (the "Meeting") of Scudder Global High Income Fund, Inc. (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).


1. To approve a new Investment Management Advisory and Administration Agreement for the Fund with Scudder Kemper Investments, Inc.



                                                  Number of Votes:
                                                  ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
               7,942,852                   190,190                    104,109                       0






--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder Global High Income Fund, Inc.
Directors and Officers
================================================================================

JURIS PADEGS*
    President, Chairman of the Board,
    and Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

SUSAN E. DAHL*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

ANN M. McCREARY*
    Vice President

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.